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                                                                   EXHIBIT 10.32


                             AMENDMENT THREE TO THE
                         TANDY BRANDS ACCESSORIES, INC.
                            BENEFIT RESTORATION PLAN

         WHEREAS, Tandy Brands Accessories, Inc. (the "Company") previously established the Tandy Brands Accessories, Inc. Benefit Restoration Plan (the "Plan") effective as of July 1, 1993; and

         WHEREAS, the Plan provides at Article XII that the Company reserves the right to amend the Plan; and

         WHEREAS, the Plan has been amended from time to time since its establishment; and

         WHEREAS, the Company wishes to amend the Plan to change the Plan Year from a fiscal year to the calendar year.

         NOW THEREFORE, the Plan is hereby amended effective July 1, 2003, as follows:

         1. Section 1.11 is hereby amended by replacing it in its entirety with the following paragraph:

                  1.11 "Plan Year" shall mean the annual period beginning January 1 and ending December 31, both dates inclusive of each year. There will be a short Plan Year for the period July 1, 2003 through December 31, 2003.

         2. Article II is hereby amended by replacing the second sentence in its entirety with the following sentence:

                  Such individuals may elect to participate hereunder by executing a participation agreement in such form and at such time as the Company shall require, provided that each participation agreement shall be executed no later than the last day of December immediately preceding the Plan Year for which an individual elects to make contributions to the Plan in accordance with the provisions of Section
         3.1 hereof.

         IN WITNESS WHEREOF, this Amendment has been executed this 10th day of June, 2003.

                                    TANDY BRANDS ACCESSORIES, INC.



                                    By:  /s/ Stanley T. Ninemire
                                        ----------------------------------------
                                        Name:  Stanley T. Ninemire
                                        Title:  Executive Vice President